Dreyfus
Worldwide Dollar
Money Market Fund, Inc.

ANNUAL REPORT
October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            16   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                                Worldwide Dollar
                                                         Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Worldwide Dollar Money Market Fund, Inc., covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's
portfolio    manager,    Patricia    A.    Larkin.

Yields on money market instruments generally rose over the reporting period as the Federal Reserve Board (the "Fed") continued to raise short-term interest rates at its February, March and May 2000 meetings. However, amid signs that its previous interest-rate hikes had begun to slow the economy, the Fed refrained from raising rates further at its meetings in June, August and October of 2000. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above historical averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the safety and income potential of money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Worldwide Dollar Money Market Fund, Inc.



/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Worldwide Dollar Money Market Fund, Inc. perform during the period?

For  the  12-month period ended October 31, 2000 the fund produced an annualized
yield   of   5.50%   and   an   annualized   effective   yield   of  5.64% .(1)

We attribute our performance to higher short-term interest rates, which were primarily the result of strong economic growth and the Federal Reserve Board's (the "Fed") moves toward a more restrictive monetary policy during the fund's fiscal year.

What is the fund's investment approach?

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Fed in our decision as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates. The fund invests in a broad range of high quality, short-term money market instruments,
including   U.S.  Government  securities,  short-term  bank  obligations,  U.S.
dollar-denominated foreign and domestic commercial paper, repurchase agreements and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund's performance?

When the reporting period began on November 1, 1999, the U.S. economy was growing at a robust rate, fueling continued concerns about a potential reacceleration of inflation. The Fed had already taken steps to relieve inflationary pressures by increasing short-term interest rates in June and August 1999, each time by 0.25 percentage points. During the reporting period, the Fed again raised interest rates in November 1999, February and March by 0.25
percentage    points    and

                                                                  The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

by 0.50 percentage points in May of 2000. Each of these interest-rate hikes brought renewed debate as to whether rates were sufficiently high to head off inflation, or whether further tightening would be necessary. As might be expected, the money markets reacted to the Fed's interest-rate hikes in the form
of    higher    yields.

During the first quarter of 2000, when it was revealed that the economy had grown at a strong 4.8%, concern mounted that economic growth remained above a level that might trigger destructive levels of inflation. In addition, rising energy prices began to add to inflation concerns, strong domestic demand for goods and services continued, and overseas demand for raw materials also accelerated.

In the second quarter, economic growth accelerated to an even more robust 5.6%. Consumer confidence and consumer spending showed few signs of abating despite sharp declines in the technology sector of the stock market. The tightest U.S. labor market in the past 30 years added the prospect of wage-driven inflation.

During the summer and fall, we began to see signs that the Fed's rate hikes had begun to have the desired effect of slowing the economy. Retail sales declined, housing starts slowed dramatically, and inflation figures appeared to be relatively benign. As a result, the Fed chose not to raise rates further at its June, August or October meetings. Indeed, declining momentum in consumer prices, manufacturing activity, labor hiring and other data supported the Fed's strategy, and third quarter GDP slowed to a more sustainable growth rate of approximately 2.5% . Additionally, the correction in the Nasdaq market may have had a "reverse wealth effect," causing consumer spending to moderate as investors became less confident in their economic prospects. As a result of these factors, money market rates began to trend lower.


What is the fund's current strategy?

Based upon our economic outlook, the fund had adopted a defensive strategy during most of the reporting period, maintaining an average maturity that was generally shorter than that of our competitors. More recently, however, when it became apparent that Fed policy was slowing economic growth, we extended the fund's average maturity to a point modestly longer than that of our competitors. This position was intended to lock in then prevailing yields for as long as we believed practical.

As of October 31, 2000, the fund's average effective maturity remained relatively long at 66 days. However, because data released toward the end of the reporting period indicated continued strength in some areas of the economy, the current status of the economic slowdown is relatively uncertain. Until the economy's direction becomes clearer, we believe that the Fed is likely to remain
"on    hold"    for    the    foreseeable    future.

Looking forward, we intend to continue to monitor the situation -- including the economy and changes in the Fed's monetary policy -- and we will look to respond appropriately with respect to the fund's holdings and maturity stance.

November 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000



                                                                                              Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--45.1%                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Banca Commerciale Italiana (London)

   6.70%, 3/12/2001                                                                          50,000,000               50,001,760

Bayerische Hypo-und Vereinsbank AG (London)

   7.01%, 7/17/2001                                                                          50,000,000               50,003,346

Commerzbank AG (London)

   7.01%, 11/20/2000                                                                         60,000,000               60,000,611

Credit Agricole Indosuez S.A. (London)

   6.89%, 5/3/2001                                                                           30,000,000               30,042,443

Deutsche Bank AG (Yankee)

   6.64%, 9/24/2001                                                                          50,000,000  (a)          49,978,349

First Tennessee Bank N.A.

   6.80%, 1/30/2001                                                                          50,000,000               50,000,000

Halifax PLC (London)

   6.01%, 11/16/2000                                                                         25,000,000               25,000,098

Landesbank Baden-Wuerttemberg (London)

   6.82%, 1/29/2001                                                                          50,000,000               50,001,194

Merita Bank PLC (Yankee)

   6.60%, 1/24/2001                                                                          25,000,000               24,997,267

Royal Bank of Canada (Yankee)

   6.67%, 6/7/2001                                                                           50,000,000  (a)          49,985,068

Skandinaviska Enskilda Banken AB (Yankee)

   6.90%, 8/9/2001                                                                           50,000,000               49,994,529

Societe Generale (Yankee)

   6.60%, 1/16/2001                                                                          10,000,000                9,999,110

Union Bank of California

   7.05%, 3/12/2001                                                                          30,000,000               30,000,000

Westdeutsche Landesbank Girozentrale (London)

   6.92%, 12/14/2000                                                                         50,000,000               50,000,000

Westdeutsche Landesbank Girozentrale (Yankee)

   6.70%, 9/19/2001                                                                          10,000,000               10,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $590 ,003,775)                                                                                              590,003,775
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--21.5%
------------------------------------------------------------------------------------------------------------------------------------

DaimlerChrysler North America Holding Corp.

   6.53%, 12/4/2000                                                                          50,000,000               49,703,458

Den Norske Bank ASA

   6.70%-6.74%, 2/12/2001-2/14/2001                                                          50,000,000               49,058,937

General Electric Capital Corp.

   6.92%, 11/29/2000                                                                         15,000,000               14,921,950


                                                                                            Principal

COMMERCIAL PAPER (CONTINUED)                                                               Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

General Electric Capital Services Inc.

   6.92%, 11/29/2000                                                                         50,000,000               49,739,833

Salomon Smith Barney Holdings Inc.

   6.56%, 11/6/2000                                                                          50,000,000               49,954,931

Svenska Handelsbanken Inc.

   6.64%, 1/16/2001                                                                          50,000,000               49,309,667

Swedbank Inc.

   7.05%, 3/6/2001                                                                           20,000,000               19,534,722

TOTAL COMMERCIAL PAPER

   (cost $282,223,498)                                                                                               282,223,498
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--12.6%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   5.91%-6.46%, 11/15/2000-1/16/2001                                                         65,000,000               65,000,000

Lehman Brothers Holdings Inc.

   6.64%, 2/27/2001                                                                          50,000,000  (a)          50,048,850

Merrill Lynch & Co. Inc.

   6.66%, 2/28/2001                                                                          50,000,000  (a)          49,998,374

TOTAL CORPORATE NOTES

   (cost $165,047,224)                                                                                               165,047,224
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.6%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group L.P.

  6.80%, 1/4/2001

   (cost $60,000,000)                                                                        60,000,000  (b)          60,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--12.6%
------------------------------------------------------------------------------------------------------------------------------------

Bank of America NA

   6.81%, 1/30/2001                                                                          15,000,000               15,000,000

Comercia Bank

   6.65%, 4/25/2001                                                                          50,000,000  (a)          49,992,808

First Union National Bank

   6.68%, 2/26/2001                                                                          50,000,000  (a)          50,000,000

National City Bank

   6.68%, 2/22/2001                                                                          50,000,000  (a)          49,992,481

TOTAL SHORT-TERM BANK NOTES

   (cost $164,985,289)                                                                                               164,985,289

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

TIME DEPOSITS--3.0%                                                                        Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HSBC Bank USA (London)

  6.50%, 11/1/2000

   (cost $39,802,000)                                                                        39,802,000               39,802,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,302,061,786)                                                                          99.4%            1,302,061,786

CASH AND RECEIVABLES (NET)                                                                          .6%                7,479,546

NET ASSETS                                                                                       100.0%            1,309,541,332

(a)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(b)  THESE  NOTES  WERE  ACQUIRED  FOR  INVESTMENT,  AND NOT WITH THE  INTENT TO
     DISTRIBUTE  OR  SELL.  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  THIS
     SECURITY  WAS  ACQUIRED ON 9/6/2000 AT A COST OF PAR VALUE.  AT OCTOBER 31,
     2000,  THE AGGREGATE  VALUE OF THIS SECURITY WAS  $60,000,000  REPRESENTING
     APPROXIMATELY 4.6% OF NET ASSETS AND IS VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments                                      1,302,061,786 1,302,061,786

Interest receivable                                                  18,813,132

Prepaid expenses                                                         99,951

                                                                  1,320,974,869
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           568,071

Cash overdraft due to Custodian                                      10,602,182

Accrued expenses                                                        263,284

                                                                     11,433,537
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,309,541,332
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,309,839,273

Accumulated net realized gain (loss) on investments                   (297,941)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,309,541,332
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)    1,309,839,273

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     90,024,403

EXPENSES:

Management fee--Note 2(a)                                            7,234,447

Shareholder servicing costs--Note 2(b)                               4,879,674

Prospectus and shareholders' reports                                   155,804

Custodian fees                                                         120,577

Directors' fees and expenses--Note 2(c)                                 85,531

Professional fees                                                       67,200

Registration fees                                                       30,334

TOTAL EXPENSES                                                      12,573,567

Less--reduction in management fee due to
  undertaking--Note 2(a)                                           (1,721,290)

NET EXPENSES                                                        10,852,277

INVESTMENT INCOME--NET                                              79,172,126
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                 (1,163)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                79,170,963

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                            ------------------------------------

                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         79,172,126         69,177,391

Net realized gain (loss) from investments         (1,163)                --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  79,170,963         69,177,391
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (79,566,221)         (68,983,384)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold               4,753,891,506       2,658,859,271

Dividends reinvested                           74,468,180          66,138,498

Cost of shares redeemed                   (5,046,453,513)      (2,768,497,131)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS              (218,093,827)          (43,499,362)

TOTAL INCREASE (DECREASE) IN NET ASSETS    (218,489,085)          (43,305,355)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,528,030,417        1,571,335,772

END OF PERIOD                               1,309,541,332        1,528,030,417

Undistributed investment income--net                 --                394,095

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .055           .046          .049           .049          .049

Distributions:

Dividends from investment income--net                          (.055)         (.046)         (.049)        (.049)         (.049)

Net asset value, end of period                                   1.00          1.00           1.00          1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.65          4.52           5.05          5.02           4.96
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .75           .75            .75           .75           .81

Ratio of net investment income
   to average net assets                                         5.47          4.45           4.95           4.90          4.86

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .12           .12           .18             .14           .05
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,309,541     1,528,030     1,571,336        1,667,835    1,941,601

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of the Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $298,000 available for Federal income tax purposes to be applied against future net securities profits realized subsequent to October 31, 2000. If not applied, $76,000 of the carryover expires in fiscal 2003, $142,000 expires in fiscal 2004, $79,000 expires in fiscal 2005 and $1,000 expires in fiscal 2008.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1999 through October 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .75 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,721,290 during the period ended October 31, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2000, the fund was charged $2,882,897 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $1,575,814 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Worldwide Dollar Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Worldwide Dollar Money Market Fund, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Dollar Money Market Fund, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP


New York, New York

December 1, 2000



                                                           For More Information

                        Dreyfus Worldwide Dollar
                        Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call -1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  762AR0010